                                                                EXHIBIT NO. 99.1



                                    CONSENT

                 I, Susan V. Berresford, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated: October 16, 1995



                                                      /s/ Susan V. Berresford
                                                      ------------------------
                                                      Susan V. Berresford

                                    CONSENT

                 I, M. Anthony Burns, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ M. Anthony Burns
                                                      ------------------------
                                                      M. Anthony Burns

                                    CONSENT

                 I, James L. Ferguson, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                       /s/ James L. Ferguson
                                                      ------------------------
                                                      James L. Ferguson

                                    CONSENT

                 I, H. Laurance Fuller, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ H. Laurance Fuller
                                                      ------------------------
                                                      H. Laurance Fuller

                                    CONSENT

                 I, William H. Gray, III, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                   /s/ William H. Gray, III
                                                   ------------------------
                                                   William H. Gray, III

                                    CONSENT

                 I, David T. Kearns, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                       /s/ David T. Kearns
                                                      ------------------------
                                                       David T. Kearns

                                    CONSENT

                 I, E. Michel Kruse, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ E. Michel Kruse
                                                      ------------------------
                                                      E. Michel Kruse

                                    CONSENT

                 I, Thomas G. Labrecque, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                     /s/ Thomas G. Labrecque
                                                      ------------------------
                                                     Thomas G. Labrecque

                                    CONSENT

                 I, Delano E. Lewis, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                       /s/ Delano E. Lewis
                                                      ------------------------
                                                      Delano E. Lewis

                                    CONSENT

                 I, Paul W. MacAvoy, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ Paul W. MacAvoy
                                                      ------------------------
                                                      Paul W. MacAvoy

                                    CONSENT

                 I, John H. McArthur, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 25, 1995


                                                      /s/ John H. McArthur
                                                      ------------------------
                                                      John H. McArthur

                                    CONSENT

                 I, David T. McLaughlin, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ David T. McLaughlin
                                                      ------------------------
                                                       David T. McLaughlin

                                    CONSENT

                 I, Edmund T. Pratt, Jr., hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                     /s/ Edmund T. Pratt, Jr.
                                                      ------------------------
                                                     Edmund T. Pratt, Jr.

                                    CONSENT

                 I, Henry B. Schacht, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                       /s/ Henry B. Schacht
                                                      ------------------------
                                                       Henry B. Schacht

                                    CONSENT

                 I, Donald H. Trautlein, hereby consent to being named in the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Chemical Banking Corporation ("Chemical") in connection with the Agreement and Plan of Merger, dated as of August 27, 1995, between Chemical and The Chase Manhattan Corporation ("Chase") as a person who will become a director of the surviving corporation of the merger of Chase with and into Chemical.

Dated:  October 16, 1995



                                                      /s/ Donald H. Trautlein
                                                      ------------------------
                                                      Donald H. Trautlein